MASSMUTUAL SELECT FUNDS

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION

STATEMENT

SCHEDULE 14C INFORMATION

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Securities Exchange Act of 1934

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MASSMUTUAL SELECT FUNDS

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MASSMUTUAL SELECT FUNDS

(the “Trust”)

100 Bright Meadow Blvd.

Enfield, CT 06082

MassMutual Select PIMCO Total Return Fund

MassMutual Select Strategic Bond Fund

MassMutual Select Diversified Value Fund

MassMutual Select Fundamental Value Fund

MassMutual Select Large Cap Value Fund

MM S&P 500® Index Fund

MassMutual Select Focused Value Fund

MassMutual Select Fundamental Growth Fund

MassMutual Select Blue Chip Growth Fund

MassMutual Select Growth Opportunities Fund

MassMutual Select Mid-Cap Value Fund

MassMutual Select Small Company Value Fund

MassMutual Select Mid Cap Growth Equity II Fund

MassMutual Select Small Cap Growth Equity Fund

MassMutual Select Overseas Fund

MassMutual RetireSMARTSM In Retirement Fund

MassMutual RetireSMARTSM 2010 Fund

MassMutual RetireSMARTSM 2020 Fund

MassMutual RetireSMARTSM 2030 Fund

MassMutual RetireSMARTSM 2040 Fund

MassMutual RetireSMARTSM 2050 Fund

(the “Funds”)

INFORMATION STATEMENT

March 18, 2014

Important Notice Regarding the Availability of this Information Statement

This Information Statement is available at http://www.massmutual.com/funds

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The Trustees of MassMutual Select Funds (the “Trustees”) are distributing this Information Statement in connection with the approval of an amendment (the “Amendment”) to the Amended and Restated Rule 12b-1 Plan for the Funds (the Funds’ “New Rule 12b-1 Plan”) which affects the Funds’ outstanding Class N shares (to become known as Class R3 shares on April 1, 2014). This Information Statement explains why the Trustees approved the Amendment and describes generally the terms of the New Rule 12b-1 Plan and the Amendment. Massachusetts Mutual Life Insurance Company (“MassMutual”) in its capacity as the sole or majority shareholder, as applicable, of each Fund’s Class N shares (the “Sole/Majority Shareholder”) will approve the Amendment. This Information Statement is being delivered to shareholders of record as of March 4, 2014 on or about March 18, 2014.

As required by federal securities laws, the Funds are distributing this Information Statement solely for your information in connection with action to be taken by the Sole/Majority Shareholder. The Sole/Majority Shareholder anticipates approving the Amendment by written consent on the date that is 20 days following the date of this Information Statement, or as soon thereafter as practicable. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Approval of New Rule 12b-1 Plan and Amendment

At a meeting of the Trustees held on February 13, 2014, the Trustees approved the New Rule 12b-1 Plan and at the same time recommended that the Amendment be approved by shareholders. The New Rule 12b-1 Plan, except for the Amendment, is not materially different from the existing Rule 12b-1 Plan for the Funds, which was adopted for Class N shares on November 11, 2002 (August 9, 2004 for the Diversified Value Fund, November 8, 2004 for the Strategic Bond Fund, August 7, 2006 for the Mid-Cap Value Fund, and May 11, 2010 for the PIMCO Total Return Fund). The New Rule 12b-1 Plan continues to allow for the payment of up to .50% of the average daily net assets attributable to Class R3 shares of each Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), to the Funds’ distributor, MML Distributors, LLC.

The New Rule 12b-1 Plan contains a provision (which was carried over from the existing Rule 12b-1 Plan) limiting the purposes for which payments under the New Rule 12b-1 Plan may be paid. Those limits are not required by applicable law, and may have the effect of restricting the benefits of the New Rule 12b-1 Plan. Specifically, the New Rule 12b-1 Plan provides that, of the 0.50% payable under the New Rule 12b-1 Plan in respect of a Fund’s Class R3 shares, up to 0.25% may be paid in respect of any activities or expenses primarily intended to result in the sale of Class R3 shares, and up to 0.25% may be paid in respect of shareholder services provided to investors in Class R3 shares. The Amendment will remove this limitation for Class R3 shares and thereby allow the Funds’ Class R3 shares simply to pay up to .50% of each Fund’s average daily net assets attributable to Class R3 shares under the New Rule 12b-1 Plan for any legitimate purpose.

In coming to this recommendation, the Trustees, including the independent Trustees voting separately, unanimously determined, in the exercise of their reasonable business judgment and in light of their fiduciary duties under state law and Sections 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood the New Rule 12b-1 Plan, as amended, will benefit shareholders of Class R3 shares of each Fund. In this regard, the Trustees, who were represented by independent legal counsel throughout, considered the views of the Funds’ management that the maximum amount payable under the New Rule 12b-1 Plan would not increase as a result of the Amendment; that substantially all amounts payable under the New Rule 12b-1 Plan, as amended, were expected to continue to be used to compensate or reimburse financial intermediaries (whether or not affiliated with MassMutual) for distribution and shareholder servicing; and that the removal of the internal limitations from the New Rule 12b-1 Plan would increase flexibility to respond to developments and changes in the markets for the distribution of mutual fund shares and servicing of shareholder accounts. Prior to a vote being taken to approve the New Rule 12b-1 Plan, the independent Trustees met separately in executive session with their independent legal counsel to discuss the New Rule 12b-1 Plan’s appropriateness.

MassMutual, as the sole or majority shareholder, as applicable, of each Fund’s Class N shares, intends to approve the Amendment by written consent.

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Description of the New Rule 12b-1 Plan, as amended

Appendix A to this Information Statement contains the New Rule 12b-1 Plan, as amended. While the next several paragraphs briefly summarize the material provisions of the New Rule 12b-1 Plan, you should read Appendix A for a complete understanding of the New Rule 12b-1 Plan.

The New Rule 12b-1 Plan essentially provides that each class of shares of a Fund may pay fees pursuant to the New Rule 12b-1 Plan at annual rates as may be determined by the Board of Trustees, which rates shall not exceed the rates set forth on Exhibit A to the New Rule 12b- Plan. The New Rule 12b-1 Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to increase materially the rate at which payments may be made by a class of shares of a Fund under the New Rule 12b-1 Plan shall be effective only upon approval by a vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that class of shares, and (b) any material amendment of this Plan shall be effective only upon approval by a vote of both a majority of the Board of Trustees and a majority of the independent Trustees, cast in person at a meeting called for the purpose of voting on such amendment. The New Rule 12b-1 Plan may be terminated at any time with respect to any class of shares of a Fund, without payment of any penalty, by vote of a majority of the independent Trustees, or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that class of shares. While the New Rule 12b-1 Plan is in effect, the Funds’ principal underwriter shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to the New Rule 12b-1 Plan and the purposes for which such expenditures were made.

During the fiscal year ended December 31, 2013, Class N shares of the PIMCO Total Return Fund paid $242,316 in 12b-1 fees, Class N shares of the Strategic Bond Fund paid $5,234 in 12b-1 fees, Class N shares of the Diversified Value Fund paid $752 in 12b-1 fees, Class N shares of the Fundamental Value Fund paid $5,510 in 12b-1 fees, Class N shares of the Large Cap Value Fund paid $552 in 12b-1 fees, Class N shares of the S&P 500® Index Fund paid $22,762 in 12b-1 fees, Class N shares of the Focused Value Fund paid $3,018 in 12b-1 fees, Class N shares of the Fundamental Growth Fund paid $1,340 in 12b-1 fees, Class N shares of the Blue Chip Growth Fund paid $4,042 in 12b-1 fees, Class N shares of the Growth Opportunities Fund paid $138 in 12b-1 fees, Class N shares of the Mid-Cap Value Fund paid $452 in 12b-1 fees, Class N shares of the Small Company Value Fund paid $856 in 12b-1 fees, Class N shares of the Mid Cap Growth Equity II Fund paid $10,620 in 12b-1 fees, Class N shares of the Small Cap Growth Equity Fund paid $2,510 in 12b-1 fees, Class N shares of the Overseas Fund paid $3,244 in 12b-1 fees, Class N shares of the RetireSMARTSM In Retirement Fund paid $578 in 12b-1 fees, Class N shares of the RetireSMARTSM 2010 Fund paid $5,526 in 12b-1 fees, Class N shares of the RetireSMARTSM 2020 Fund paid $14,620 in 12b-1 fees, Class N shares of the RetireSMARTSM 2030 Fund paid $16,406 in 12b-1 fees, Class N shares of the RetireSMARTSM 2040 Fund paid $15,578 in 12b-1 fees, and Class N shares of the RetireSMARTSM 2050 Fund paid $10,438 in 12b-1 fees.

Adviser’s Address. MassMutual is the Funds’ investment adviser (“Adviser”) through March 31, 2014. Effective April 1, 2014, MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, will replace MassMutual as the Funds’ Adviser. The address of both MassMutual and MML Advisers is 100 Bright Meadow Blvd., Enfield, Connecticut 06082.

Principal Underwriter, Administrator and Subadministrator. The address of the Funds’ principal underwriter, MML Distributors, LLC, is 1295 State Street, Springfield, Massachusetts 01111. MML Distributors, LLC is a wholly-owned subsidiary of MassMutual. MassMutual serves as the administrator of the Funds. Effective April 1, 2014, MML Advisers will replace MassMutual as administrator of the Funds. State Street Bank and Trust Company, which is located at 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, serves as the subadministrator of the Funds.

Annual and Semiannual Reports. The Trust has previously sent its Annual and Semiannual Reports to its shareholders. You can obtain a copy of these Reports without charge by writing to the Trust at 100 Bright Meadow Blvd., Enfield, Connecticut 06082 or by calling 1-888-309-3539.

Outstanding Shares. Appendix B to this Information Statement list the total number of shares outstanding as of March 4, 2014 for Class N shares of each Fund. Shares of the Funds are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Purchasers of shares of the Funds must have an agreement with the Adviser or an affiliate of the Adviser to purchase shares of the Funds.

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

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Appendix A

AMENDED AND RESTATED RULE 12b-1 PLAN

MASSMUTUAL SELECT FUNDS

1. The Trust. MassMutual Select Funds (the “Trust”) is an open-end management investment company registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a series trust (each such series is referred to herein as a “Fund”).

2. The Plan. The Trust desires to adopt a plan of distribution pursuant to Rule 12b-1 under the 1940 Act with respect to the classes of shares of beneficial interest (“Shares”) of each Fund set out on Exhibit A, and the Board of Trustees of the Trust (the “Board of Trustees”) has determined that there is a reasonable likelihood that adoption of this Rule 12b-1 Plan (the “Plan”) will benefit each Fund (each a “Designated Fund” and collectively the “Designated Funds”) and each such class and the holders of Shares of each Fund and of each such class. Accordingly, each Designated Fund hereby adopts this Plan in accordance with Rule 12b-1 under the 1940 Act on the following terms and conditions (capitalized terms not otherwise defined herein have the meanings assigned thereto in the Funds’ registration statement under the 1940 Act and under the Securities Act of 1933, as amended, as such registration statement is amended from time to time).

3. The Distributor. The Trust has entered into a written Distribution Agreement with the Trust’s distributor (the “Distributor”), pursuant to which the Distributor will act as the exclusive distributor with respect to the distribution of Shares as described in the registration statement of each Fund.

4. Payments. Each class of shares of a Designated Fund may pay fees pursuant to this Plan at annual rates as may hereafter be determined by the Board of Trustees, which rates shall not exceed the rates set forth on Exhibit A attached hereto. All agreements related to this Plan shall be in writing and shall provide: (A) that such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan (the “Independent Trustees”) or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable class of Shares of the Designated Fund, on not more than 60 days written notice to any other party to the agreement, and (B) that such agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

5. Term. This Plan shall, unless terminated as hereinafter provided, remain in effect with respect to each applicable class of Shares of each Designated Fund for one year from its effective date and shall continue thereafter, provided that its continuance with respect to that class is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan.

6. Amendment. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to increase materially the rate at which payments may be made by a class of Shares of a Designated Fund under this Plan shall be effective only upon approval by a vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that class of Shares, and (b) any material amendment of this Plan shall be effective only upon approval by a vote of both a majority of the Board of Trustees and a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such amendment.

7. Termination. This Plan may be terminated at any time with respect to any class of Shares of a Designated Fund, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of that class of Shares. In the event of termination or non-continuance of this Plan, the Trust may reimburse any expense that it incurred prior to such termination or non-continuance, provided that such reimbursement is specifically approved by both a majority of the Board of Trustees and a majority of the Independent Trustees.

8. Reports. While this Plan is in effect, the Distributor shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.

9. Records. The Trust shall preserve copies of this Plan, each agreement related hereto and each report referred to in paragraph 8 hereof for a period of at least six years from the date of such Plan, agreement or report, the first two years in an easily accessible place.

10. Independent Trustees. While this Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act).

11. Severability. If any provision of the Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.

Plan adopted: February 13, 2014

EXHIBIT A

A Designated Fund may pay fees under this Plan with respect to any class of Shares of that Designated Fund at an annual rate up to the rate shown below, of the average daily net assets attributable to that class.

	Class I*	Class R5*	Service Class*	Administrative Class*	Class A	Class R4	Class R3
PIMCO Total Return Fund	N/A	None	None	None	0.25%	0.25%	0.50	%**
Strategic Bond Fund	None	None	None	None	0.25%	0.25%	0.50	%**
BlackRock Global Allocation Fund	None	None	None	None	0.25%	0.25%	0.50%
Diversified Value Fund	None	None	None	None	0.25%	0.25%	0.50	%**
Fundamental Value Fund	None	None	None	None	0.25%	0.25%	0.50	%**
Large Cap Value Fund	None	None	None	None	0.25%	0.25%	0.50	%**
S&P 500® Index Fund	None	N/A	None	None	0.25%	0.25%	0.50	%**
Focused Value Fund	None	None	None	None	0.25%	0.25%	0.50	%**
Fundamental Growth Fund	None	None	None	None	0.25%	0.25%	0.50	%**
Blue Chip Growth Fund	None	None	None	None	0.25%	0.25%	0.50	%**
Growth Opportunities Fund	None	None	None	None	0.25%	0.25%	0.50	%**
Mid-Cap Value Fund	None	None	None	None	0.25%	0.25%	0.50	%**
Small Cap Value Equity Fund	None	None	None	None	0.25%	0.25%	0.50%
Small Company Value Fund	None	None	None	None	0.25%	0.25%	0.50	%**
S&P® Mid Cap Index Fund	None	None	None	None	0.25%	0.25%	0.50%
Russell 2000® Small Cap Index Fund	None	None	None	None	0.25%	0.25%	0.50%
Mid Cap Growth Equity II Fund	None	None	None	None	0.25%	0.25%	0.50	%**
Small Cap Growth Equity Fund	None	None	None	None	0.25%	0.25%	0.50	%**
Small Company Growth Fund	None	None	None	None	0.25%	0.25%	0.50%
Diversified International Fund	None	None	None	None	0.25%	0.25%	0.50%
MSCI EAFE® International Index Fund	None	None	None	None	0.25%	0.25%	0.50%
Overseas Fund	None	None	None	None	0.25%	0.25%	0.50	%**
RetireSMARTSM Conservative Fund	None	None	None	None	0.25%	0.25%	0.50%
RetireSMARTSM Moderate Fund	None	None	None	None	0.25%	0.25%	0.50%
RetireSMARTSM Moderate Growth Fund	None	None	None	None	0.25%	0.25%	0.50%
RetireSMARTSM Growth Fund	None	None	None	None	0.25%	0.25%	0.50%
RetireSMARTSM In Retirement Fund	None	None	None	None	0.25%	0.25%	0.50	%**
RetireSMARTSM 2010 Fund	None	None	None	None	0.25%	0.25%	0.50	%**
RetireSMARTSM 2015 Fund	None	None	None	None	0.25%	0.25%	0.50%
RetireSMARTSM 2020 Fund	None	None	None	None	0.25%	0.25%	0.50	%**
RetireSMARTSM 2025 Fund	None	None	None	None	0.25%	0.25%	0.50%
RetireSMARTSM 2030 Fund	None	None	None	None	0.25%	0.25%	0.50	%**
RetireSMARTSM 2035 Fund	None	None	None	None	0.25%	0.25%	0.50%

	Class I*	Class R5*	Service Class*	Administrative Class*	Class A	Class R4	Class R3
RetireSMARTSM 2040 Fund	None	None	None	None	0.25%	0.25%	0.50	%**
RetireSMARTSM 2045 Fund	None	None	None	None	0.25%	0.25%	0.50%
RetireSMARTSM 2050 Fund	None	None	None	None	0.25%	0.25%	0.50	%**
RetireSMARTSM 2055 Fund	None	None	None	None	0.25%	0.25%	0.50%

*Note regarding Class I, Class R5, Service Class, and Administrative Class shares — Payments made out of the assets attributable to a share class that may be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the class shall be deemed to be authorized by this Plan.

**Note regarding Class R3 shares of certain Funds — For Class R3 shares of any Fund listed above with Class N shares (to be known as Class R3 shares after April 1, 2014) outstanding at the date of the approval of this Plan by the Board of Trustees, the following provision will apply until shareholder approval is obtained to eliminate the provision: Of the 0.50%, up to 0.25% may be paid in respect of any activities or expenses primarily intended to result in the sale of Class R3 shares; up to 0.25% may be paid in respect of shareholder services provided to investors in Class R3 shares.

Appendix B

Shares Outstanding

For Class N shares of each Fund, the number of shares outstanding as of March 4, 2014 was as follows:

Class N	Number of Shares Outstanding and Entitled to Vote
MassMutual Select PIMCO Total Return Fund	5,065,039.257
MassMutual Select Strategic Bond Fund	102,076.249
MassMutual Select Diversified Value Fund	12,341.456
MassMutual Select Fundamental Value Fund	85,663.411
MassMutual Select Large Cap Value Fund	12,326.761
MM S&P 500® Index Fund	304,475.411
MassMutual Select Focused Value Fund	35,280.890
MassMutual Select Fundamental Growth Fund	26,229.919
MassMutual Select Blue Chip Growth Fund	62,316.547
MassMutual Select Growth Opportunities Fund	2,855.662
MassMutual Select Mid-Cap Value Fund	6,577.967
MassMutual Select Small Company Value Fund	12,681.854
MassMutual Select Mid Cap Growth Equity II Fund	129,038.156
MassMutual Select Small Cap Growth Equity Fund	34,896.506
MassMutual Select Overseas Fund	91,312.940
MassMutual RetireSMARTSM In Retirement Fund	10,437.699
MassMutual RetireSMARTSM 2010 Fund	90,627.301
MassMutual RetireSMARTSM 2020 Fund	241,126.667
MassMutual RetireSMARTSM 2030 Fund	295,592.876
MassMutual RetireSMARTSM 2040 Fund	287,852.708
MassMutual RetireSMARTSM 2050 Fund	264,800.756

Ownership of Shares

As of March 4, 2014, the Trustees and officers of the Trust did not own any Class N shares of the Funds. As of March 4, 2014, MassMutual owned of record 100% of each Fund’s Class N shares, except for the MassMutual Select PIMCO Total Return Fund for which MassMutual owned 80.31%, and therefore for certain purposes may be deemed a principal holder of each Fund.

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